UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2023

AYALA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36138	02-0563870
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9 Deer Park Drive, Suite K-1 Monmouth Junction, NJ	08852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 452-9813

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On July 26, 2023, Ayala Pharmaceuticals, Inc. (the “Registrant”), Advaxis Israel Ltd., a company organized under the laws of the State of Israel and a wholly owned subsidiary of the Company (“Merger Sub”), and Biosight, Ltd., a company organized under the laws of the State of Israel (“Biosight”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”). On October 18, 2023 (the “Closing Date”), pursuant to the Merger Agreement, Merger Sub consummated the merger with and into Biosight, with Biosight continuing as the surviving company and a wholly-owned subsidiary of the Registrant (the “Merger”).

On October 24, 2023, the Registrant filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original Form 8-K”) to report the consummation of the Merger. The Merger Agreement and additional information on the details of the Merger may be found therein. Among other things, this Amendment No. 1 to the Original Form 8-K amends and supplements Item 9.01 of the Original Form 8-K to provide the financial statements and pro forma financial information required under Items 9.01(a) and (b) of Form 8-K, which were excluded from the Original Form 8-K in reliance on the instructions to such items.

Item 9.01. Financial Statements and Exhibits.

(a) Historical Financial Statements

The audited consolidated financial statements of Biosight as of and for the years ended December 31, 2022 and 2021 are attached as Exhibit 99.1 hereto. We have attached the consent of Kesselman & Kesselman, a member firm of PricewaterhouseCoopers International Limited, Biosight’s independent auditors, as Exhibit 23.1 to this Form 8-K/A.

The unaudited consolidated financial statements of Biosight as of and for the nine months ended September 30, 2023 are attached as Exhibit 99.2 hereto.

(b) Unaudited Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2022 and the nine months ended September 30, 2023 is attached as Exhibit 99.3 hereto.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Kesselman & Kesselman, independent registered public accounting firm of Biosight Ltd.
99.1	Audited consolidated financial statements of Biosight for the years ended December 31, 2022 and 2021
99.2	Unaudited consolidated financial statements of Biosight for the nine months ended September 30, 2023
99.3	Unaudited pro forma condensed combined financial information as of and for the year ended December 31, 2022 and the nine months ended September 30, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 3, 2024	AYALA PHARMACEUTICALS, INC.

	By:	/s/ Kenneth A. Berlin
	Name:	Kenneth A. Berlin
	Title:	President and Chief Executive Officer